FOREIGN EXCHANGE RESTRICTIONS IN ARGENTINA	12 Months Ended
Dec. 31, 2022
All Currencies [Abstract]
FOREIGN EXCHANGE RESTRICTIONS IN ARGENTINA	FOREIGN EXCHANGE RESTRICTIONS IN ARGENTINA
Ternium’s Argentine subsidiary, Ternium Argentina S.A., is currently operating in a complex and volatile economic environment. Beginning in September 2019, the Argentine government has imposed and continues to impose significant restrictions on foreign exchange transactions. Restrictions have tightened significantly over time.

Effective November 1, 2022, the Argentine Central Bank put in place a new regulation on import of services rendered by non-related parties, pursuant to which the Argentine Central Bank may clear or not the payment of import of services and, if cleared, may determine a payment term equal or different to that being requested. There are no rules on the conditions upon which the Argentine Central Bank may clear or determine alternative payment terms.

Also effective November 1, 2022, the Argentine government implemented a new system, known as the SIRA system, pursuant to which the Argentine government may clear or not the payment of imports and, if cleared, may determine a payment term equal or different to that being requested. There are no objective conditions upon which the Argentine government may clear the payment of imports or determine alternative payment terms under the SIRA system.

This context of volatility and uncertainty remains in place as of the issue date of these Consolidated Financial Statements. Although as of the date of these financial statements these measures did not have a significant effect on Ternium Argentina’s ability to purchase U.S. dollars at the prevailing official exchange rate for most of its imports of goods and for the acquisition of services from unrelated parties, if such restrictions continue to be maintained, or are further tightened, Ternium Argentina could be restricted from making payment of imports for key steelmaking inputs (which would adversely affect its operations), or would need to resort to alternative, more expensive arrangements (which would adversely affect its results of operations). In addition, access to the Argentine foreign exchange market to distribute dividends or to pay royalties to related parties at the prevailing official exchange rate generally requires prior Argentine Central Bank approval, which is rarely, if ever, granted, thus limiting Ternium’s ability to collect dividends from Ternium Argentina at the prevailing official exchange rate.

Under Ternium Argentina’s annual accounts as of December 31, 2022, and for the year then ended, revenues amounted to $3,830 million (2021: $3,425 million), net profit from continuing operations to $756 million (2021: $930 million), total assets to $5,258 million (2021: $4,798 million), total liabilities to $511 million (2021: $541 million) and shareholders’ equity to $4,747 million (2021: $4,257 million). Ternium Argentina’s cash and cash equivalents and other investments amounted to $1,363 million as of December 31, 2022, broken down as follows:
- $1,152 million in U.S. dollars-denominated instruments, mainly sovereign bonds issued by the Argentine Government and payable in U.S. dollars, Argentine Treasury bonds related to the official exchange rate and negotiable obligations and promissory notes issued by Argentine export driven companies in U.S. dollars and payable in Argentine pesos.
- $145 million in Argentine pesos-denominated instruments, mainly inflation-adjusted bonds and mutual funds.
- $66 million in Argentine pesos-denominated instruments with underlying assets linked to the U.S. dollar.
Ternium Argentina’s financial position in ARS as of December 31, 2022, amounted to $261 million in monetary assets and $254 million in monetary liabilities. All of Ternium Argentina’s ARS-denominated assets and liabilities are valued at the prevailing official exchange rate.